UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

Fifth District Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-42198	99-1897673
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 General DeGaulle Drive, New Orleans, Louisiana	70114
(Address of Principal Executive Offices)	(Zip Code)

(504) 362-7544

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock, $0.01 par value per share	FDSB	The Nasdaq Stock Market, LLC
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.Changes in Registrant’s Certifying Accountant.

(a)Dismissal of Independent Registered Public Accounting Firm

On March 31, 2025, Fifth District Bancorp, Inc. (the “Company”), the holding company for Fifth District Savings Bank (the “Bank”), dismissed Elliott Davis, LLC (“Elliott Davis”) as the Company’s independent registered public accounting firm. The Company notified Elliott Davis of its dismissal on March 31, 2025 (the “Notice Date”). The decision to dismiss Elliott Davis was approved by the Audit Committee of the Company’s Board of Directors. The dismissal was not related to any disagreements with Elliott Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The audit reports of Elliott Davis on the consolidated financial statements of the Company for the year ended December 31, 2024 and the financial statements of the Bank for the year ended December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2023 and December 31, 2024 and the subsequent interim period from January 1, 2025 through the Notice Date: (i) there were no disagreements with Elliott Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Elliott Davis, would have caused Elliott Davis to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the “SEC”).

Before filing this Current Report on Form 8-K with the SEC, the Company provided Elliott Davis with a copy of the disclosures contained in this Item 4.01(a) and requested Elliott Davis to issue a letter, addressed to the SEC, stating whether Elliott Davis agrees with the statements contained in this Item 4.01(a). A copy of the letter dated April 4, 2025, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)Engagement of New Independent Registered Public Accounting Firm

On March 31, 2025 (the “Engagement Date”), the Company engaged EisnerAmper LLP (“EisnerAmper”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The selection of EisnerAmper was approved by the Audit Committee of the Company’s Board of Directors.

During the Company’s two most recent years ended December 31, 2023 and December 31, 2024 and the subsequent interim period from January 1, 2025 through the Engagement Date, neither the Company nor anyone on its behalf consulted with EisnerAmper regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a

“disagreement” (as defined in SEC Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

16.1	Letter of Elliott Davis, LLC dated April 4, 2025
104	Cover Page Interactive Data File (Embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4
FIFTH DISTRICT BANCORP, INC.

Date:	April 4, 2025	By:	/s/Brian W. North
Brian W. North
President and Chief Executive Officer